Exhibit 99.1

Aura FAT Projects Acquisition Corp Announces Filing of Registration Statement on Form F-4 in Connection with its Proposed Business Combination with Allrites Holdings

Reflects expedited advancement in the business combination process; transaction on track to close during the second half of 2023

Filing provides additional information on Allrites’ business model, its cutting-edge proprietary CaaS technology, and unique first mover advantage in a market ripe for disruption

Transaction is expected to enable further investment in growth and new product development and positions Allrites to capitalize on favorable demand for entertainment and media through organic growth in CaaS and B2B segments

Allrites to benefit from its generation of recurring revenues, well positioned for rapid and sustainable scale

New York, Singapore and Australia – June 12, 2023 – Aura FAT Projects Acquisition Corp (“AFAR”) (Nasdaq: AFAR, AFARW), a publicly traded special purpose acquisition company, and Allrites Holdings Pte. Ltd., a leading global B2B content marketplace with cutting-edge proprietary Content as a Service (“CaaS”) technology (“Allrites” or the “Company”), today announced the filing of a registration statement on Form F-4 (the “Registration Statement”), which contains a preliminary proxy statement/prospectus, with the U.S. Securities and Exchange Commission (“SEC”) in connection with their recently proposed business combination. While the Registration Statement, which can be found here, has not yet become effective, and the information contained therein is subject to change, it provides important information about Allrites’ business and operations, the proposed business combination with AFAR, and the proposals to be considered by AFAR’s shareholders.

Allrites is a profitable global B2B content marketplace and the owner of cutting-edge proprietary CaaS technology for buyers of film & TV content including established and emerging broadcasters and streaming platforms and sellers such as major studios, independent producers, and production companies around the world. Allrites is disrupting what is currently a long and painful process for producers and distributors, solving a pain point with their sales efforts. With Allrites’ CaaS technology, content creators and studios can sell and monetize film and TV content and generate recurring revenues in less time and with greater ease. Allrites benefits from a first mover advantage as one of the initial digital marketplaces providing service via a CaaS model with the total addressable market (“TAM”) for film and TV content distribution estimated to reach $271.2 billion by 2025 according to PwC’s Global Entertainment & Media Outlook 2021-2025. By 2026, the TAM in global film & TV industry will approach US$3.0 trillion in revenues, according to PwC’s report, Perspectives from the Global Entertainment & Media Outlook 2022–2026.

The Registration Statement notably includes the most important key highlights of the Allrites’ model, including:

●	The business case for solving “problems” for media content buyers and sellers/creators

○	As more buyers and sellers join the platform, the volume of content transaction increases, vastly expanding revenue potential

●	Allrites’ platform current offerings include:

○	More than 140,000 hours of global TV and Film content

○	Content in 40+ languages and dialects in more than 80 different genres

○	Various formats including TV series, movies and interactive content

●	Highly addressable new markets and customer segments for expansion

○	Customers include streaming and broadcasting platforms, telcos and internet service providers

●	Allrites’ product roadmap includes an artificial intelligence (“AI”) engine that will use anonymized viewership data for content on the platform to create smart recommendations for Buyers and map performance of content in one country and audience demographic to share with another country and its audience demographic taking out the guess work for buyers when they are selecting content

●	Proven product-market fit with successful commercialization across diversified and proven customer bases

○	In 2022, Allrites served more than 30 customer accounts with a total contract value of $9.9 million

●	Since inception, Allrites has achieved significant revenue growth, growing topline 191% year-over-year in 2022

●	Attractive growth plan of its subscription model, proven and further fueled by historical short term topline growth

●	Founder and leadership industry expertise to successfully take Allrites to the next stage of growth

On May 8, 2023, AFAR entered into a definitive Business Combination Agreement with Allrites, which is expected to close in the second half of 2023, subject to approval by AFAR shareholders, the Registration Statement being declared effective by the SEC, and other customary closing conditions. The transaction values Allrites at an estimated proforma enterprise value of $92.0 million.

About Allrites Holdings Pte. Ltd.

Allrites is a global B2B one-stop-shop content marketplace to buy and sell the best of global film, TV & Sports rights headquartered in Singapore and holding rights to more than 140,000 hours of diverse content onboard and 7,000 registered users globally. As its customers, the Allrites’ team members are located all over the world with global expertise. Allrites accepts and licenses content in any language, genre, format and year of production. Film, television, animation, documentary, and recorded live performances from major, studios independent producers and production companies around the world. Learn more at www.allrites.com.

About Aura Fat Projects Acquisition Corp. (“AFAR”)

AFAR is a blank check company listed on the Nasdaq formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In April 2022, AFAR consummated a $115 million initial public offering. EF Hutton, division of Benchmark Investments LLC, served as the sole book-running manager of AFAR’s initial public offering. For more information, see www.aurafatprojects.com.

Important Information About the Proposed Business Combination and Where to Find It

For additional information on the proposed transaction, see AFAR’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed transaction, AFAR intends to file relevant materials with the SEC, including a registration statement on Form F-4, which will include a proxy statement/prospectus, and other documents regarding the proposed transaction. AFAR’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about Allrites and AFAR and the proposed business combination. Promptly after the Form F-4 is declared effective by the SEC, AFAR will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of AFAR are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by AFAR with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to AFAR, 1 Phillip Street, #09-00, Royal One Phillip, Singapore 048692.

Participants in the Solicitation

AFAR and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from AFAR’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in AFAR will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov.

Information about AFAR’s directors and executive officers and their ownership of AFAR ordinary shares is set forth in AFAR’s final prospectus for its for its initial public offering dated April 18, 2022 and filed with the SEC on April 14, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Allrites and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of AFAR in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus filed with the SEC on Form F-4. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the streaming TV and film industry, including changes in demand and supply related to Allrites’ products and services; (ii) Allrites’ growth prospects and Allrites’ market size; (iii) Allrites projected financial and operational performance including relative to its competitors; (iv) new product and service offerings Allrites may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of AFAR’s securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the shareholders of AFAR; (viii) the effect of the announcement or pendency of the proposed business combination on AFAR’s or Allrites’ business relationships, performance and business generally; (ix) the outcome of any legal proceedings that may be instituted against AFAR or Allrites related to the proposed business combination or any agreement related thereto; (x) the ability to maintain the listing of AFAR on Nasdaq; (xi) the price of AFAR’s securities, including volatility resulting from changes in the competitive and regulated industry in which Allrites operates, variations in performance across competitors, changes in laws and regulations affecting Allrites’ business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination and identify and realize additional opportunities; and (xiii) other statements regarding AFAR’s or Allrites’ expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of AFAR’s final prospectus dated April 18, 2022 and filed with the SEC on April 14, 2022 for its initial public offering and, the proxy statement/prospectus relating to this transaction, which is expected to be filed by AFAR with the SEC, other documents filed by AFAR from time to time with SEC, and any risk factors made available to you in connection with AFAR, Allrites, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Allrites and AFAR) and other assumptions that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. AFAR and Allrites caution that the foregoing list of factors is not exclusive.

No Offer or Solicitation

This press release relates to a proposed business combination between AFAR and Allrites, and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of AFAR or Allrites, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Investor Relations Contact:

AFAR

Attn: Mr. David Andrada

Email: investor@fatprojects.com

+61452670069

Allrites

MZ North America

Attn: Shannon Devine

Allrites@mzgroup.us

+1 203-741-8811

Source: AFAR and Allrites